Securities Purchase Agreement (Details 3) (Series C-2 Warrants [Member], USD $)	Dec. 31, 2012	Dec. 31, 2011
Series C-2 Warrants [Member]
Series C2 warrants using binomial option pricing
Closing price per share of Common Stock	$ 0.00	$ 0.27
Conversion price per share	$ 0.00	$ 0.60
Volatility	0.00%	88.00%
Risk-free interest rate	0.00%	0.83%
Credit spread	0.00%	20.90%
Remaining expected lives of underlying securities (years)	0 years	5 years
Time to Exercise (months)	0 years	24 months